                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


     Date of Report
    (Date of earliest
    event reported):                                        May 24, 2002


                   Fairchild Semiconductor International, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    DELAWARE                     001-15181                     04-3363001
    --------                   --------------                  ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                             Identification No.)
 incorporation)


           82 RUNNING HILL ROAD, SOUTH PORTLAND, MAINE 04106 (Address
           ----------------------------------------------------------
               of principal executive offices, including zip code)


                                 (207) 775-8100
                          ----------------------------
                         (Registrant's telephone number)



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Item 5.  OTHER EVENTS.
         ------------


         On May 20, 2002, Fairchild Semiconductor International, Inc. announced that it and a selling stockholder would offer shares of Fairchild's Class A common stock in a public offering pursuant to a shelf Registration Statement on Form S-3 (Registration No. 333-84094) that the Company has filed with the Securities and Exchange Commission. An updated opinion of counsel as to the legality of the securities being registered is filed as Exhibit 5.1 hereto.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------


       (a)          Not applicable.

       (b)          Not applicable.

       (c)          EXHIBITS.  The following exhibit is being filed herewith:
                    --------

                    5.1      Opinion of Gibson, Dunn & Crutcher LLP.



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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.

Date:  May 24, 2002


                                  By: /s/  David A. Henry
                                      ------------------------------------
                                      David A. Henry
                                      Vice President, Corporate Controller
                                      (Principal Accounting Officer
                                      and Duly Authorized Officer)






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